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                               WEITZ SERIES FUND, INC.

                      Supplement dated February 25, 1998 to the
                            Prospectus dated July 15, 1997


The third paragraph on page 22 of the Prospectus is amended in its entirety to read as follows:

    Shares of the Funds may also be purchased through certain broker-dealers and other financial intermediaries that have entered into selling agreements or related arrangements with the Adviser. Investors may be charged a fee by such broker or financial intermediary if they effect transactions through such entity. The Adviser may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Adviser's own resources and do not involve additional costs to the Funds or their shareholders.

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                               WEITZ SERIES FUND, INC.

                      Supplement dated February 25, 1998 to the
               Statement of Additional Information dated July 15, 1997



The following paragraph is hereby added on page 15 as the third full paragraph of the Section titled "Purchase of Shares":

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A shareholder's order will be priced at the Fund's net asset value next computed after such order is accepted by an authorized broker or the broker's authorized designee.